UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2006

Chemical Financial Corporation
(Exact Name of Registrant as
Specified in its Charter)

Michigan (State or Other Jurisdiction of Incorporation)	000-08185 (Commission File Number)	38-2022454 (IRS Employer Identification No.)

333 E. Main Street Midland, Michigan (Address of Principal Executive Offices)	48640 (Zip Code)

Registrant's telephone number, including area code:  (989) 839-5350

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant's Certifying Accountant.

          Chemical Financial Corporation ("Chemical") engaged KPMG LLP ("KPMG") as its independent registered public accounting firm, to replace its prior accounting firm, Ernst & Young LLP ("Ernst & Young"), effective as of May 11, 2006. The change in Chemical's certifying accounting firm was based on the results of a competitive bidding process. The engagement of KPMG and the dismissal of Ernst & Young was recommended and approved by the Audit Committee of Chemical's Board of Directors.

          Ernst & Young's reports on Chemical's financial statements for the fiscal years ended December 31, 2005 and 2004 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

          During the two most recent fiscal years ended December 31, 2005 and 2004 and through the date of this report, there were no "disagreements" (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K issued under the Securities Exchange Act of 1934, as amended, and its related instructions) between Chemical and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference to the subject matter of the disagreement in connection with its reports.

          During the two most recent fiscal years ended December 31, 2005 and 2004 and through the date of this report, there were no "reportable events" (as that term is defined in Item 304(a)(1)(v) of Regulation S-K issued under the Securities Exchange Act of 1934, as amended, and its related instructions) between Chemical and Ernst & Young.

          During the two most recent fiscal years ended December 31, 2005 and 2004 and through the date of this report, Chemical has not consulted with KPMG regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on Chemical's financial statements, or any matter that was the subject of a disagreement or reportable event.

          Chemical has furnished Ernst & Young with a copy of this Current Report on Form 8-K prior to filing with the Securities and Exchange Commission ("SEC"). Chemical also requested that Ernst & Young furnish a letter addressed to the SEC stating whether it agrees with the statements made in this Current Report. A copy of Ernst & Young's letter to the SEC is filed with this Current Report as Exhibit 16.1.

Item 9.01	Financial Statements and Exhibits.

	(d)	Exhibits:

		16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission dated May 16, 2006

SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	May 16, 2006	CHEMICAL FINANCIAL CORPORATION (Registrant)

/s/ Lori A. Gwizdala
Lori A. Gwizdala Executive Vice President, Chief Financial Officer and Treasurer

Exhibit Number	Document

16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission dated May 16, 2006